--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

February 7, 2001

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Total Return Realty Fund, Inc. for the quarter and twelve months ended December 31, 2000. The net asset value per share at that date was $12.35. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

2000 INVESTMENT REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund, Inc. total return, based on income and change in net asset value, was 2.1%. This performance compares to the NAREIT Equity REIT Index* total return of 3.7%. For the twelve months ended December 31, 2000 the total return was 26.2%. The NAREIT Equity REIT Index total return was 26.4%.

    The biggest story of the year 2000 for most Americans was the presidential election; the biggest story for most investors was the collapse of the NASDAQ market. The biggest story at Cohen & Steers, however, was the resurgence of REIT share prices. While REIT absolute returns were substantial, the best since 1996, on a relative basis REITs enjoyed their best year ever. REITs outpaced the S&P 500 by a record 35 percentage points and beat the NASDAQ by an also unprecedented 65 percentage points. Every major property sector participated in the rise and, for the second year in a row, the Office and Apartment sectors provided among the best results, both returning 35.5%. Similarly, while REITs of nearly all sizes also participated, the larger companies once again fared the best.

    Driving the returns of our portfolio during 2000 were our investments in the Office, Apartment, Industrial and Hotel sectors. Office and Industrial property fundamentals were quite healthy throughout the year as absorption and rent growth exceeded expectations. The Apartment sector benefited as concern grew throughout the year about an economic slowdown. The Hotel sector started the year with extremely attractive valuations and benefited from a slowdown in construction activity and greater-than-expected revenue growth. Additionally, although we were a bit early, the portfolio benefited from our investments in the Health Care sector in the second half of the year. We believe that the Health Care sector, particularly nursing homes, will continue to benefit from a stronger medicare reimbursement environment.

    The relative price performance of REITs closely paralleled the relative direction of the fundamentals for the real estate industry compared to most other sectors of corporate America. While many non-real estate companies were reporting earnings that disappointed investors, most REITs recorded positive surprises. Consequently, while earnings estimates were being reduced for many companies, forecasts for REIT earnings continually rose throughout the year. In the year, average REIT earnings per share grew at nearly 10% and dividends per share rose by approximately 5%, while for those REITs operating in the strongest markets earnings grew by a substantially greater rate. Perhaps most importantly, the growth outlook for 2001 and 2002 has remained uniformly bright for the REIT industry while recession fears are causing many analysts to contemplate an actual decline in profits for many other industry sectors.

    Despite their strong fundamentals and stock market performance, we think it would be a mistake to conclude that REITs suddenly returned to investor favor in 2000. That, we believe, has yet to come. Instead, we

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

believe that investment performance was strongly influenced by a combination of factors that had more do to with the shrinking supply of, rather than demand for, REIT shares. First, common equity capital raised by REITs during the year, at $1.2 billion, was the lowest since 1992, just half of 1999's total and only 4% of the record amount raised in 1997. For the first time since 1979 there were no REIT initial public offerings. Meanwhile, share repurchases by REITs, at about $2.5 billion, were far greater than equity issuance. And finally, merger and acquisition activity, at approximately $13 billion, resulted in the elimination of 13 companies from the REIT universe. Thus, despite only modest inflows to dedicated REIT mutual funds (less than $500 million) and little reported institutional funding activity, supply/demand dynamics were extraordinarily favorable.

    At the close of 2000, the change in the position of the Federal Reserve Board to a neutral posture, which soon after year-end became an actual interest rate reduction, produced a strong year-end rally as REITs returned 7% in December alone. This strength was the result of a strong signal that the Fed would act to avert a deep economic downturn. In addition, the multi-year low in interest rates made the 7.5% average current yield of equity REITs highly attractive. As a result, REITs ended the year in an ideal fundamental, technical and competitive return position.

2001 INVESTMENT OUTLOOK

    Our outlook for 2001 is relatively uncomplicated and entails the following expectations:

    1. WE EXPECT REIT FUNDAMENTALS TO REMAIN SOLID IN 2001. The Wall Street consensus forecast of 8-10% earnings growth for the REIT industry, in line with the growth recorded in 2000, appears to us to be quite achievable. It is based on properties and tenants in place, with little or no contribution from newly acquired properties and no upside surprises such as unusual rent increases. We also expect very few earnings disappointments due to the long-term nature of leases, which make rental income relatively stable and predictable. As we have mentioned in the past, we do not detect a high degree of over-building, which would cause an increase in competition for tenants, and severe pressure on rents. In addition, the current economic climate and tightened credit markets are likely to discourage, if not cancel, many plans for new development. Further, the forecast rate of REIT earnings growth may be very attractive compared to the rate of S&P 500 earnings growth in 2001. Market analysts are consistently lowering their expectations for corporate profit growth to the low single-digit level, and it appears that any revisions to these forecasts are likely to be to a lower, if not negative, growth rate.

    2. WE EXPECT THE REIT SECTOR'S SUPERIOR EARNINGS GROWTH TO RESULT IN IMPROVING ABSOLUTE AND RELATIVE VALUATIONS. Despite their strong performance, at the close of 2000 REITs were trading at the lower end of their historic absolute FFO multiple range, as price appreciation during the year was accompanied by solid earnings growth. In addition, despite REITs significantly outperforming the broader markets, they still ended the year at the low end of the historic multiple range relative to the S&P 500 Index. Based on our expectations for 2001 earnings, we believe it would not be unreasonable to expect REIT earnings multiples to expand. Further, compared to corporate profit growth in general, it is quite possible that REITs will enjoy multiple expansion relative to the market due to their superior growth prospects. For this to occur, and for REITs to at last return to investor favor, it will be important that

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                                        2




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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

REITs demonstrate that their earnings are not as cyclical as commonly believed and that they can withstand a period of softness in the economy.

    3. WE EXPECT REITS TO ENCOUNTER NEW INVESTMENT OPPORTUNITIES IN 2001. Most REITs, particularly the larger ones that dominate their property sectors, ended 2000 in excellent financial condition. To the extent that economic softness causes financial stress, REITs are in a position to provide financial liquidity on beneficial terms. Already, we are seeing a slowdown in the pace of property transactions and a rise in capitalization rates (current returns) at which real estate can be purchased. This appears to be happening in both the weakest and strongest markets. Importantly, to the extent that REITs can opportunistically use their balance sheets, acquisition skills and the currency of their shares, they may enhance the outlook for profit growth in 2002 and beyond. This will further improve their standing in the investment community and, consequently, their valuations.

    4. WE EXPECT THAT AFTER THREE YEARS OF CONTRACTION THE REIT INDUSTRY WILL EXPAND ONCE AGAIN. Unlike the conditions that persisted in 2000, if we are correct in our expectation of improving valuations and increasing new investment opportunities, many REITs will be able to take advantage of improved access to both the equity and debt markets. A lower interest rate environment will surely enable some REITs to utilize leverage to expand earnings. More significantly, unlike the environment of the last several years, we expect equity issuance to be better accepted by the marketplace. Existing investors are likely to embrace an expanded equity base in anticipation of a company's improved growth prospects, while new investors will use equity offerings as an opportunity to establish meaningful investment positions.

    Based on these expectations, we have made modest changes to our portfolio in order to better position it for the current year. Our largest weightings continue to be the Office, Apartment and Office/Industrial sectors. Our Office and Office/Industrial holdings consist of high quality companies primarily operating in protected markets, which have embedded growth in rents and benefit from a long lease cycle. The Apartment investments comprise attractively valued companies with diversified portfolios. We continue to overweight the Health Care sector, as it is not sensitive to economic downturns and offers an exceptional valuation opportunity. Finally, we have increased our allocation to the Regional Mall sector. We believe that much of the bad news with respect to the retail sector, such as the slowing economy, the incursion of the Internet, and the increase in store closings is already priced into the stocks and the sector is now undervalued.

    In summary, we believe that investment performance in 2001 will largely hinge upon how resilient property markets prove to be and, in turn, how well expectations for REIT earnings are met. As mentioned, our early indications remain positive on these counts, but this largely depends on how severe this economic slowdown proves to be. Undoubtedly, economic weakness that is greater than a short and mild recession will expose pockets of weakness that could justifiably raise investor concerns. On the other hand, because REITs are better capitalized and better positioned than at this point in any other past cycles, we have great confidence that they will prove the skeptics wrong. Because REITs have already gone through a severe bear market in 1998-99 and they are still inexpensively valued, it is our belief that even in a severe economic downturn they should record superior relative performance, compared to the market in general. Further, as the year progresses and, as we expect, the outlook for

--------------------------------------------------------------------------------
                                       3

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

renewed economic growth becomes clearer, any uncertainty about REITs' fundamental prospects for 2002 should diminish.

    After the severe turbulence experienced in the financial markets last year and considering the dramatic changes apparently taking place in the economic climate this year, it is our belief that investor attitudes towards the range of asset classes are in the process of changing. REITs are investments that trade below their tangible values, have at least stable, if not improving, earnings growth prospects, and generate a high return from current income alone. This could not be in greater contrast to the characteristics of the market sectors that caused massive investor losses last year. As a result, we remain confident that REITs can continue to generate attractive returns as they regain investor favor.

Sincerely,


             MARTIN COHEN              ROBERT H. STEERS
             MARTIN COHEN              ROBERT H. STEERS
             President                 Chairman

                          STEVEN R. BROWN
                          STEVEN R. BROWN
                          Portfolio Manager

--------------------------------------------------------------------
    Cohen & Steers is online at www.cohenandsteers.com. Visit
    our website for daily NAVs, portfolio information,
    performance information, recent news articles, literature
    and insights on the REIT market.
---------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                                       4

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                                                    NUMBER        VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                  ----------   -----------
EQUITIES                                                95.59%
  COMMON STOCK                                          83.15%
    APARTMENT/RESIDENTIAL                               12.74%
         Apartment Investment & Management Co. -- Class A......       44,800   $ 2,237,200
         Camden Property Trust.................................       51,200     1,715,200
         Gables Residential Trust..............................       59,900     1,677,200
         Home Properties of New York...........................       31,400       877,238
         Summit Properties.....................................       87,500     2,275,000
         United Dominion Realty Trust..........................      264,600     2,860,987
                                                                               -----------
                                                                                11,642,825
                                                                               -----------
    DIVERSIFIED                                          1.83%
         Colonial Properties Trust.............................       64,100     1,670,606
                                                                               -----------
    HEALTH CARE                                         12.62%
         Health Care Property Investors........................      133,800     3,997,275
         Healthcare Realty Trust...............................      154,300     3,278,875
         Nationwide Health Properties..........................      232,700     2,996,012
         Ventas................................................      225,000     1,265,625
                                                                               -----------
                                                                                11,537,787
                                                                               -----------
    HOTEL                                                8.18%
         FelCor Lodging Trust..................................       91,500     2,190,281
         Host Marriott Corp....................................      143,800     1,860,413
         MeriStar Hospitality Corp.............................      174,200     3,429,562
                                                                               -----------
                                                                                 7,480,256
                                                                               -----------
    INDUSTRIAL                                           3.21%
         First Industrial Realty Trust.........................       86,400     2,937,600
                                                                               -----------
    MANUFACTURED HOME                                    0.22%
         Chateau Communities...................................        6,500       197,844
                                                                               -----------
    OFFICE                                              20.32%
         Arden Realty Group....................................      131,400     3,301,425
         Brandywine Realty Trust...............................      196,100     4,056,819
         Crescent Real Estate Equities Co......................      167,200     3,720,200
         Highwoods Properties..................................      148,200     3,686,475
         Mack-Cali Realty Corp.................................      133,400     3,810,237
                                                                               -----------
                                                                                18,575,156
                                                                               -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2000

                                                                    NUMBER        VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                  ----------   -----------
    OFFICE/INDUSTRIAL                                    9.03%
         Kilroy Realty Corp....................................       29,000   $   828,313
         Liberty Property Trust................................      139,400     3,981,612
         Prentiss Properties Trust.............................       17,000       457,938
         Prime Group Realty Trust..............................       60,200       865,375
         Reckson Associates Realty Corp. -- Class B............       77,900     2,117,906
                                                                               -----------
                                                                                 8,251,144
                                                                               -----------
    SELF STORAGE                                         0.36%
         Storage USA...........................................       10,400       330,200
                                                                               -----------
    SHOPPING CENTER                                     14.64%
      COMMUNITY CENTER                                   3.64%
         Kimco Realty Corp.....................................       22,900     1,011,894
         Pan Pacific Retail Properties.........................       79,300     1,769,381
         Philips International Realty Corp.....................      133,600       542,750
                                                                               -----------
                                                                                 3,324,025
                                                                               -----------
      REGIONAL MALL                                     11.00%
         CBL & Associates Properties...........................       95,800     2,424,938
         JP Realty.............................................      111,400     1,754,550
         Macerich Co...........................................      116,500     2,235,344
         Simon Property Group..................................       81,300     1,951,200
         Taubman Centers.......................................      154,300     1,687,656
                                                                               -----------
                                                                                10,053,688
                                                                               -----------
         TOTAL SHOPPING CENTER.................................                 13,377,713
                                                                               -----------
             TOTAL COMMON STOCK (Identified
                cost -- $72,968,645)...........................                 76,001,131
                                                                               -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2000

                                                                    NUMBER        VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                  ----------   -----------
  PREFERRED STOCK                                       12.44%
         Apartment Investment & Management Co., 9.00%, Series
           C...................................................        8,000   $   158,000
         Apartment Investment & Management Co., 8.75%, Series
           D...................................................       10,000       188,750
         Apartment Investment & Management Co., 9.375%, Series
           G...................................................      130,100     2,650,787
         Camden Property Trust, $2.25, Series A
           (Convertible).......................................       90,100     2,342,600
         CarrAmerica Realty Corp., 8.57%, Series B.............       41,000       843,063
         Colonial Properties Trust, 8.75%, Series A............       69,500     1,442,125
         Crown American Realty Trust, 11.00%, Series A.........       44,300     1,672,325
         #SPG Properties, 7.89%, Series C......................        5,500       209,000
          Taubman Centers, 8.30%, Series A.....................      111,200     1,862,600
                                                                               -----------
             TOTAL PREFERRED STOCK (Identified
                cost -- $12,234,633)...........................                 11,369,250
                                                                               -----------
             TOTAL EQUITIES (Identified cost -- $85,203,278)...                 87,370,381
                                                                               -----------

                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                  ----------
  CORPORATE BOND                                         0.94%
         ##Macerich Co. 144A, Convertible, 7.25%, 12/15/02
           (Identified cost -- $770,175).......................   $  945,000       857,588
                                                                               -----------
  COMMERCIAL PAPER                                       2.68%
         State Street Bank and Trust Company, 6.20%, due 1/2/01
           (Identified cost -- $2,453,577).....................    2,454,000     2,454,000
                                                                               -----------
TOTAL INVESTMENTS (Identified cost -- $88,427,030)  .... 99.21%                 90,681,969
OTHER ASSETS IN EXCESS OF LIABILITIES ..................  0.79%                    722,892
                                                                               -----------
NET ASSETS (Equivalent to $12.35 per share based on 7,399,100
  shares of capital stock outstanding) .................100.00%                $91,404,861
                                                                               -----------
                                                                               -----------

-------------------
 # Security trades infrequently. The Fund prices this security by using a procedure approved by the Fund's Board of Directors.

## Security is restricted subject to rule 144A. The Fund prices this security by using a procedure approved by the Fund's Board of Directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:
    Investments in securities, at value (Identified
       cost -- $88,427,030) (Note 1)........................  $90,681,969
    Cash....................................................          425
    Dividends and interest receivable.......................      858,080
    Receivable for investment securities sold...............       43,157
    Other assets............................................        2,674
                                                              -----------
         Total Assets.......................................   91,586,305
                                                              -----------
LIABILITIES:
    Payable for dividends declared..........................       55,823
    Payable to investment adviser...........................       51,601
    Payable to administrator................................       12,500
    Other liabilities.......................................       61,520
                                                              -----------
         Total Liabilities..................................      181,444
                                                              -----------
NET ASSETS applicable to 7,399,100 shares of $0.001 par
  value common stock outstanding (Note 4)...................  $91,404,861
                                                              -----------
                                                              -----------
NET ASSET VALUE PER SHARE:
    ($91,404,861[div]7,399,100 shares outstanding)..........  $     12.35
                                                              -----------
                                                              -----------
MARKET PRICE PER SHARE......................................  $    11.875
                                                              -----------
                                                              -----------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  SHARE.....................................................        (3.85)%
                                                              -----------
                                                              -----------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $93,301,028
    Accumulated net realized loss on investments sold.......   (4,151,106)
    Net unrealized appreciation on investments..............    2,254,939
                                                              -----------
                                                              $91,404,861
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income (Note 1):
    Dividend income.........................................  $ 7,758,952
    Interest income.........................................      178,089
                                                              -----------
         Total Income.......................................    7,937,041
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      591,214
    Administration fees (Note 2)............................      150,000
    Professional fees.......................................       59,617
    Custodian fees and expenses.............................       59,573
    Reports to shareholders.................................       39,097
    Directors' fees and expenses (Note 2)...................       29,970
    Transfer agent fees.....................................       21,057
    Registration fees and filing fees.......................       16,170
    Miscellaneous...........................................       13,795
                                                              -----------
         Total Expenses.....................................      980,493
                                                              -----------
    Reduction of Expenses (Note 6)..........................       (8,507)
                                                              -----------
         Net Expenses.......................................      971,986
                                                              -----------
Net Investment Income.......................................    6,965,055
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................   (4,508,075)
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................   17,392,538
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................   12,884,463
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $19,849,518
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE             FOR THE
                                                      YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 2000   DECEMBER 31, 1999
                                                   -----------------   -----------------
Change in Net Assets:

    From Operations:

         Net investment income....................    $ 6,965,055         $ 7,480,109

         Net realized loss on investments.........     (4,508,075)         (4,610,583)

         Net change in unrealized
            appreciation/(depreciation) on
            investments...........................     17,392,538          (8,273,337)
                                                      -----------         -----------

              Net increase/(decrease) in net
                assets resulting from
                operations........................     19,849,518          (5,403,811)
                                                      -----------         -----------

    Dividends and Distributions to Shareholders from (Note 1):

         Net investment income....................     (5,505,948)         (6,160,687)

         Tax return of capital....................     (1,596,803)         (1,163,676)
                                                      -----------         -----------

              Total dividends and distributions to
                shareholders......................     (7,102,751)         (7,324,363)
                                                      -----------         -----------

         Total increase/(decrease) in net
            assets................................     12,746,767         (12,728,174)

    Net Assets:

         Beginning of year........................     78,658,094          91,386,268
                                                      -----------         -----------

         End of year..............................    $91,404,861         $78,658,094
                                                      -----------         -----------
                                                      -----------         -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                     2000       1999        1998       1997      1996
--------------------------------                    -------    -------     ------     ------    ------
Net asset value, beginning of year................  $ 10.63    $ 12.35     $17.51     $16.87    $13.44
                                                    -------    -------     ------     ------    ------
Income from investment operations:
    Net investment income.........................     0.94       1.01       1.17       1.10      1.02
    Net realized and unrealized gain/(loss) on
      investments.................................     1.74      (1.74)     (3.36)      2.38      3.42
                                                    -------    -------     ------     ------    ------
        Total from investment operations..........     2.68      (0.73)     (2.19)      3.48      4.44
                                                    -------    -------     ------     ------    ------
Less dividends and distributions to shareholders
  from:
    Net investment income.........................    (0.74)     (0.83)     (0.74)     (0.96)    (0.96)
    Net realized gain on investments..............       --         --      (2.05)     (1.88)    (0.05)
    Tax return of capital.........................    (0.22)     (0.16)     (0.18)        --        --
                                                    -------    -------     ------     ------    ------
        Total from dividends and distributions to
          shareholders............................    (0.96)     (0.99)     (2.97)     (2.84)    (1.01)
                                                    -------    -------     ------     ------    ------
        Net increase/(decrease) in net asset
          value...................................     1.72      (1.72)     (5.16)      0.64      3.43
                                                    -------    -------     ------     ------    ------
Net asset value, end of year......................  $ 12.35    $ 10.63     $12.35     $17.51    $16.87
                                                    -------    -------     ------     ------    ------
                                                    -------    -------     ------     ------    ------
Market value, end of year.........................  $11.875    $10.625     $12.81     $17.75    $16.50
                                                    -------    -------     ------     ------    ------
                                                    -------    -------     ------     ------    ------
--------------------------------------------------------------------------------------------------------
Total market value return(1)......................    21.53%   - 10.18%   - 12.20%     24.96%    32.37%
                                                    -------    -------     ------     ------    ------
                                                    -------    -------     ------     ------    ------
Total net asset value return(1)...................    26.17%    - 6.77%   - 14.21%     20.57%    34.68%
                                                    -------    -------     ------     ------    ------
                                                    -------    -------     ------     ------    ------
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in millions).......  $  91.4    $  78.7     $ 91.4     $129.6    $124.8
                                                    -------    -------     ------     ------    ------
                                                    -------    -------     ------     ------    ------
    Ratio of expenses to average net assets
      (before expense reduction)..................     1.16%      1.18%      1.14%      1.22%     1.20%
                                                    -------    -------     ------     ------    ------
                                                    -------    -------     ------     ------    ------
    Ratio of expenses to average net assets
      (net of expense reduction)..................     1.15%      1.12%      1.12       1.17%     1.16%
                                                    -------    -------     ------     ------    ------
                                                    -------    -------     ------     ------    ------
    Ratio of net investment income to average net
      assets (before expense reduction)...........     8.24%      8.61%      7.35       6.12%     7.16%
                                                    -------    -------     ------     ------    ------
                                                    -------    -------     ------     ------    ------
    Ratio of net investment income to average net
      assets (net of expense reduction)...........     8.25%      8.67%      7.37%      6.17%     7.21%
                                                    -------    -------     ------     ------    ------
                                                    -------    -------     ------     ------    ------
    Portfolio turnover rate.......................       31%        62%        76%        41%       31%
                                                    -------    -------     ------     ------    ------
                                                    -------    -------     ------     ------    ------


-------------------

(1) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects or brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
    Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 'Act') as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until September 13, 1993 when it sold 7,100 shares of common stock for $100,110 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). Investment operations commenced on September 27, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the 'Adviser') to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums of securities purchased are amortized using the effective yield basis over their respective lives.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $1,596,803 ($0.22 per share) for the year ended December 31, 2000, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 2000, the Fund increased distributions in excess of net investment income and decreased accumulated net realized loss on investments by $1,459,107. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary. At December 31, 2000, the Fund had a capital loss carryforward of $2,559,723 and $3,225,689 expiring in 2007 and 2008, respectively.

    Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the investment adviser to the Fund, pursuant to an Advisory Agreement (the 'Advisory Agreement'). The Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. For the year ended December 31, 2000, the Fund incurred investment advisory fees of $591,214.

    Administration Fees: Princeton Administrators, L.P., (the 'Administrator') serves as the administrator pursuant to an Administration Agreement (the 'Administration Agreement'), as amended, with the Fund. Under

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

such Administration Agreement, the Administrator generally assists in certain aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain books and records that are not maintained by the Adviser, custodian or transfer agent and assists in the preparation of financial information for the Fund's income tax returns, proxy statements, and stockholder reports.

    Under the terms of the Administration Agreement, the Fund has agreed to pay a fee computed weekly and payable monthly, at an annual rate of 0.15% of the Fund's average weekly net assets subject to a monthly minimum of $12,500. For the year ended December 31, 2000, the Fund incurred administration fees of $150,000.

    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services. Fees and related expenses accrued for non-affiliated directors totaled $29,970 for the year ended December 31, 2000.

NOTE 3. PURCHASES AND SALES OF SECURITIES
    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2000, totaled $25,595,313 and $25,505,766, respectively.

    At December 31, 2000, the cost and unrealized appreciation in value of the investments owned by the Fund for federal income tax purposes are as follows:

Aggregated cost....................................  $86,752,720
                                                     -----------
                                                     -----------
Gross unrealized appreciation......................  $ 9,544,803
Gross unrealized depreciation......................  $(5,615,554)
                                                     -----------
Net unrealized appreciation........................  $ 3,929,249
                                                     -----------
                                                     -----------

NOTE 4. COMMON STOCK
    At December 31, 2000, the Fund has one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 7,399,100 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 14,744 shares.

NOTE 5. SUBSEQUENT EVENTS
    On January 2, 2001, the Board of Directors of the Fund declared a dividend of $0.08 per share payable on January 31, 2001 to shareholders of record on January 12, 2001.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENT
    The Adviser directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $8,507 under this agreement.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 7. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                      NET
                                                 REALIZED AND     NET INCREASE/DECREASE
                  TOTAL             NET            UNREALIZED          IN NET ASSETS
QUARTERLY       INVESTMENT       INVESTMENT        GAIN/(LOSS)           RESULTING         DIVIDENDS AND      NET ASSETS AT
PERIOD           INCOME           INCOME        ON INVESTMENTS       FROM OPERATIONS       DISTRIBUTIONS      END OF PERIOD
------------  -------------- ---------------- ------------------- ---------------------- ------------------ -----------------
                        PER              PER                PER                  PER                 PER                PER
FISCAL 2000   AMOUNT   SHARE   AMOUNT   SHARE    AMOUNT    SHARE     AMOUNT     SHARE     AMOUNT    SHARE    AMOUNT    SHARE
-----------   ------   -----   ------   -----    ------    -----     ------     -----     ------    -----    ------    -----
March 31... $1,574,958 $0.21 $1,334,931 $0.18 $  (785,149) $(0.11) $   549,782   $0.07 $(1,775,684) $(0.24) $77,432,192 $10.47
June 30..... 1,958,284  0.26  1,710,610  0.23   8,184,196    1.11    9,894,806    1.34  (1,775,689)  (0.24)  85,551,309  11.56
September 30 2,042,401  0.28  1,797,346  0.25   5,193,914    0.70    6,991,260    0.94  (1,775,697)  (0.24)  90,766,872  12.27
December 31. 2,361,398  0.32  2,122,168  0.28     291,502    0.04    2,413,670    0.33  (1,775,681)  (0.24)  91,404,861  12.35
            ---------- ----- ---------- ----- ----------- ------  -----------    ----- -----------  -----
            $7,937,041 $1.07 $6,965,055 $0.94 $12,884,463  $ 1.74  $19,849,518   $2.68 $(7,102,751) $(0.96)
            ---------- ----- ---------- ----- ------------ ------  -----------   ----- -----------  ------
            ---------- ----- ---------- ----- ------------ ------  -----------   ----- -----------  ------

                           PER              PER                PER
FISCAL 1999     AMOUNT    SHARE  AMOUNT    SHARE   AMOUNT     SHARE     AMOUNT
-----------     ------    -----  ------    -----   ------     -----     ------
March 31.....  $2,129,342 $0.29 $1,873,539 $0.25 $ (6,579,081) $(0.89) $(4,705,542)
June 30......   1,961,183  0.27  1,727,962  0.23    7,909,724    1.07    9,637,686
September 30..  2,319,601  0.31  2,085,459  0.28   (4,867,462)  (0.66)  (2,782,003)
December 31...  2,033,387  0.28  1,793,149  0.25   (9,347,101)  (1.26)  (7,553,952)
               ---------- ----- ---------- ----- ------------  ------  -----------
               $8,443,513 $1.15 $7,480,109 $1.01 $(12,883,920) $(1.74) $(5,403,811)
               ---------- ----- ---------- ----- ------------  ------  -----------
               ---------- ----- ---------- ----- ------------  ------  -----------

                 PER                  PER                 PER
FISCAL 1999     SHARE     AMOUNT     SHARE     AMOUNT    SHARE
-----------     -----     ------     -----     ------    -----
March 31...... $(0.64) $(1,775,248) $(0.24) $84,905,478 $11.48
June 30.......   1.30   (1,775,721)  (0.24)  92,767,443  12.54
September 30..  (0.38)  (1,775,714)  (0.24)  83,437,777  11.28
December 31...  (1.01)  (1,997,680)  (0.27)  78,658,094  10.63
               ------  -----------  ------
               $(0.73) $(7,324,363) $(0.99)
               ------  -----------  ------
               ------  -----------  ------



--------------------------------------------------------------------------------
    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Total Return Realty Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                     PRICEWATERHOUSECOOPERS LLP

New York, New York
February 7, 2001

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

    The Fund has a Dividend Reinvestment Plan (the 'Plan'). Each shareholder may elect to have all distributions of dividends and capital gains automatically reinvested in additional shares by State Street Bank & Trust Company (the 'Plan Agent'), as agent for shareholders pursuant to the Plan. The Plan Agent will effect purchases of shares under the Plan in the open market. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account, or the Plan Agent will sell the participant's shares and send the participant the proceeds less a service fee and brokerage commissions.

    The Plan Agent maintains each shareholder's account in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

    If shares are held in the name of a brokerage firm, bank, or other nominee, shareholders should contact the nominee to see if it will participate in the Plan on their behalf. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they should request to reregister shares in their own name, which will enable participation in the Plan.

    The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Co., P.O. Box 8200, Boston, MA 02266-8200 (telephone 800-426-5523).

--------------------------------------------------------------------------------
                               ADDITIONAL INFORMATION

    During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  MEET THE COHEN & STEERS FAMILY OF FUNDS:

    FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

              [LOGO]                                              [LOGO]

          COHEN & STEERS                                      COHEN & STEERS
        EQUITY INCOME FUND                                     REALTY SHARES


IDEAL FOR INVESTORS SEEKING A HIGH                  IDEAL FOR INVESTORS SEEKING MAXIMUM
DIVIDEND YIELD AND CAPITAL APPRECIATION,            TOTAL RETURN THROUGH BOTH CURRENT INCOME AND
INVESTING PRIMARILY IN REITS                        CAPITAL APPRECIATION, INVESTING PRIMARILY IN REITS

A, B, C AND I SHARES AVAILABLE                      SYMBOLS: CSRSX

SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX



    FOR CAPITAL APPRECIATION:                         FOR TOTAL RETURN:

              [LOGO]                                        [LOGO]

          COHEN & STEERS                                 COHEN & STEERS
        SPECIAL EQUITY FUND                        INSTITUTIONAL REALTY SHARES

IDEAL FOR INVESTORS SEEKING MAXIMUM                IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
CAPITAL APPRECIATION, INVESTING IN A               RETURN THROUGH BOTH CURRENT INCOME AND
LIMITED NUMBER OF COMPANIES ENGAGED                CAPITAL APPRECIATION, INVESTING IN REITS
IN THE REAL ESTATE OR RELATED INDUSTRIES
                                                   OFFERS LOW TOTAL EXPENSE RATIO
CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
                                                   HIGHER MINIMUM PURCHASE REQUIRED
SYMBOLS: CSSPX
                                                   SYMBOLS: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT www.cohenandsteers.com

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

 Robert H. Steers                          INVESTMENT ADVISER
 Director and Chairman                     Cohen & Steers Capital Management, Inc.
                                           757 Third Avenue
 Martin Cohen                              New York, NY 10017
 Director and President                    (212) 832-3232

 Gregory C. Clark                          FUND ADMINISTRATOR
 Director                                  Princeton Administrators, L.P.
                                           P.O. Box 9095
 George Grossman                           Princeton, NJ 08543-9095
 Director                                  (800) 543-6217

 Jeffrey H. Lynford                        CUSTODIAN AND TRANSFER AGENT
 Director                                  State Street Bank and Trust Company
                                           P.O. Box 8200
 Willard H. Smith, Jr.                     Boston, MA 02266-8200
 Director
                                           LEGAL COUNSEL
 Elizabeth O. Reagan                       Simpson Thacher & Bartlett
 Vice President                            425 Lexington Avenue
                                           New York, NY 10017
 Adam Derechin
 Vice President and Assistant Treasurer    New York Stock Exchange Symbol: RFI
                                           Website: www.cohenandsteers.com
 Lawrence B. Stoller
 Assistant Secretary                       This report is for shareholder information.
                                           This is not a prospectus intended for use
                                           in the purchase or sale of Fund shares. Past
                                           performance is of course no guarantee of
                                           future results and your investment may be
                                           worth more or less at the time you sell.


--------------------------------------------------------------------------------
                                       21

                                COHEN & STEERS
                           TOTAL RETURN REALTY FUND

                             -------------------
                                 ANNUAL REPORT
                               DECEMBER 31, 2000


COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                             STATEMENT OF DIFFERENCES

The division sign shall be expressed as..................................[div]